UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

OMNIAMERICAN BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-34605	27-0983595
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 25, 2010, OmniAmerican Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.
1. The election of directors

			Broker
	For	Withheld	non-votes
Elaine Anderson	3,893,562	82,235	3,490,060
James Herring	3,886,285	89,512	3,490,060
2. The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the year ending December 31, 2010.

For	Against	Abstain	Broker non-votes
7,369,142	87,028	9,687	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: May 28, 2010

By: /s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and
Chief Financial Officer

3